UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2008

POWERSAFE TECHNOLOGY CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-143645	98-0522188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 E. Hawthorne Avenue
Valley Stream, NY 11580
(Address of principal executive offices)

516-887-8200
(Registrant's Telephone Number, Including Area Code)

10 Hakneset Hagdola Street, Tel Aviv, Israel 62917
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth below under Item 5.01 (Changes in Control of Registrant) and Item 5.02 (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers) are hereby incorporated by reference into this Item 1.01.

On March 31, 2008 Powersafe Technology Corp. (the “Registrant”), its wholly owned subsidiary, Powersafe Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), and Amplification Technologies, Inc., a privately-held Delaware corporation (“ATI”), executed an Agreement (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Acquisition Corp. will merge with and into ATI, with ATI being the surviving entity as a wholly owned subsidiary of the Registrant. As described below, upon the effective time of the merger, all of the issued and outstanding common stock of ATI, other than the stock held by stockholders who properly demand appraisal rights of their shares, shall exchange the shares owned by them for newly issued restricted shares of common stock of the Registrant. It is anticipated that approximately 31,500,000 shares of common stock of the Registrant will be issued to the shareholders of ATI and reserved for the exercise of options and the conversion of outstanding convertible preferred shares of ATI. In addition to applicable securities laws restrictions, half of the shares to be issued in the merger to each stockholder of ATI shall be subject to transfer restrictions until December 1, 2008 and the other half shall be subject to such restrictions until January 15, 2009.

ATI is a Delaware corporation formed in May 2002 whose scientists have invented an extremely sensitive photodetector technology that it believes has significant performance and cost advantages over traditional technology and is positioned as a next generation solid state technology for low level light detection. ATI’s platform semiconductor technology, which allows amplification with very low noise of weak signals, is in principle applicable to, and has been patented to encompass, detection of signals other than light, and thus could in principle be used to create biological, radiological, electrical, and chemical sensors.

The merger will close when ATI delivers audited financial information as required pursuant to applicable rules and regulations, the Current Report on Form 8-K will be ready to be filed with the Securities and Exchange Commission, and the other customary conditions set forth in the Merger Agreement will have been satisfied.

As described below, a group of investors invested an aggregate of $2,000,000, of which $625,000 was used to acquire 100% of the issued and outstanding stock of the Registrant, approximately $1,360,000 was contributed as capital to the Registrant. The Registrant used approximately $1,280,000 to purchase Series C Preferred Stock issued by ATI; approximately $730,000 of such proceeds of which were used by ATI to redeem slightly more than half of the Series B Preferred Stock of ATI which were held by Mr. Jack N. Mayer and a member of his family. The Series C Preferred shares have a 2% monthly pay in kind dividend, restrictive covenants including without limitation a prohibition on funded debt and the issuance of securities which are senior or pari passu to the Series C Preferred, and are redeemable by the Registrant on February 14, 2009. It is anticipated that upon the merger the Series C shares will be cancelled. Neither the Series B nor the Series C Preferred shares of ATI are convertible to common stock.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is referenced in Exhibit 10.2 to this report and is incorporated herein by reference.

Section 5.    Corporate Governance and Management
Item 5.01. Changes in Control of Registrant.

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and below under Item 5.02 (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers) are hereby incorporated by reference into this Item 5.01.

On March 31, 2008, immediately prior to the execution and delivery of the Merger Agreement discussed above, all the shareholders of the Registrant delivered a Stock Purchase Agreement (the “Purchase Agreement”) which provided for, among other things, the sale of all of the issued and outstanding common stock of the Registrant. Mordechai Scwhartz and Einat Krasney, the officers and directors of the Registrant and the majority stockholders of the Registrant, had each returned to the Registrant for cancellation 4,000,000 shares, reducing the number of issued and outstanding shares of the Registrant from 15,075,000 to 7,075,000 shares, prior to the consummation of the transactions contemplated by the Purchase Agreement. The aggregate purchase price for all the issued and outstanding shares of the Registrant was $625,000. Approximately 1,925,617 shares, or 27.2% of the issued and outstanding shares, were purchased by Mr. Mayer with a combination of personal and borrowed funds. Included in said amount of shares was 253,282 shares obtained in consideration for his involvement in organizing the transaction. In addition, Mr. Mayer’s wife purchased 300,000 shares in the transaction. No other person owns over 5% of the shares of the Registrant.

There are currently no arrangements or understandings among, on one hand, members of the former control group and on the other hand, the new control group and their associates, with respect to the election of directors of the Registrant or other matters, other than the appointment of Mr. Mayer as a director of the Registrant as described below.

This description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is referenced in Exhibit 10.3 to this report and is incorporated herein by reference.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and under Item 5.01 (Changes in Control of the Registrant) are hereby incorporated by reference into this Item 5.02.

Effective as of March 31, 2008, (i) the Board of Directors of the Registrant appointed Jack Mayer as a director, (ii) Einat Krasney resigned from her positions as President and director and (iii) the Board of Directors of the Registrant elected Jack Mayer as President and Treasurer. In addition, Mordechai Schwartz will resign from the Registrant’s Board of Directors effective ten days after the delivery to the shareholders of the Registrant of an Information Statement pursuant to Rule 14f-1 of the Securities Exchange of 1934, as amended.

Jack N. Mayer, who was appointed as President and Treasurer and a director of the Registrant as of March 31, 2008, is a portfolio manager with Gabriel Capital Corp., a hedge fund manager, and has been employed as an analyst or portfolio manager by Gabriel Capital Corp. and associated entities for the past 20 years. Mr. Mayer is a controlling stockholder of ATI; Gabriel has no financial interest in either Registrant or ATI. Mr. Mayer has a Masters in Mathematics from Columbia University.

David Lubin, who was appointed as Secretary of the Registrant as of April 2, 2008, has been the principal of David Lubin & Associates, PLLC since 2002. Mr. Lubin counsels clients in all aspects of corporate and securities laws matters. Mr. Lubin has a J.D. with honors from Brooklyn Law School and a M.B.A. from Baruch College.

Other than as set forth above, there are no other arrangements or understandings between Mr. Mayer and any other person pursuant to which Mr. Mayer was selected as a director. Currently, there are no employment agreements or arrangements between the Registrant and Mr. Mayer or any other person. Mr. Mayer is not a director in any other reporting companies and has not been affiliated with any company that has filed for bankruptcy within the last five years. Mr. Mayer does not have any familial relationships with any other directors or executive officers of the Registrant. Other than as described and as contemplated above, there are no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, or in which Mr. Mayer had or is to have a direct or indirect material interest.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of business acquired.        Not applicable
(b) Pro forma financial information.         Not applicable
(c) Exhibits

Exhibit 10.2	Agreement made and entered into on March 31, 2008 by and among Powersafe Technology Corp., Powersafe Acquisition Corp., and Amplification Technologies, Inc.

Exhibit 10.3
Stock Purchase Agreement dated as of March 31, 2008 among the shareholders of Powersafe Technology Corp., Einat Krasney and Mordechai Schwartz, and the purchasers of such shares indicated on the signature page thereof.

Exhibit 10.4	Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Amplification Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2008

POWERSAFE TECHNOLOGY CORP. By: /s/ Jack N. Mayer Name: Jack N. Mayer Title: President